AQUILA TAX-FREE TRUST OF OREGON

Supplement dated January 17, 2014
to the Prospectus and Statement of Additional Information
dated July 26, 2013
As Revised As Of October 11, 2013

The following information supplements the Prospectus and Statement of Additional Information and supersedes any contrary information:

Effective January 17, 2014, the address of the Manager, the Distributor and the Trust is 120 West 45th Street, Suite 3600, New York, New York  10036.